                                                                 EXHIBIT 10.8(a)










                          FREMONT GENERAL CORPORATION

                               EXCESS BENEFIT PLAN













                    RESTATED EFFECTIVE AS OF JANUARY 1, 1997


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                                TABLE OF CONTENTS


                                                                                               PAGE
                                                                                               ----
ARTICLE 1 - ESTABLISHMENT AND PURPOSE............................................................1
        1.1    Establishment of Plan.............................................................1
        1.2    Purpose of Plan...................................................................1
        1.3    Application of Plan...............................................................1

ARTICLE 2 - DEFINITIONS..........................................................................2
        2.1    Definitions.......................................................................2
               (a)    "Account"..................................................................2
               (b)    "Administrative Committee" ................................................2
               (c)    "Affiliate" ...............................................................2
               (d)    "Beneficiary" .............................................................2
               (e)    "Board of Directors" ......................................................2
               (f)    "Code".....................................................................2
               (g)    "Compensation".............................................................2
               (h)    "Employer".................................................................2
               (i)    "Employer Stock............................................................2
               (j)    "ESOP".....................................................................2
               (k)    "Investment Incentive Plan"................................................3
               (l)    "Participant"..............................................................3
               (m)    "Plan Year"................................................................3
               (n)    "Retire" and "Retirement"..................................................3
        2.2    Gender and Name...................................................................3

ARTICLE 3 - ELIGIBILITY AND PARTICIPATION........................................................4

ARTICLE 4 - BENEFITS.............................................................................5
        4.1    Allocations.......................................................................5
        4.2    Contributions.....................................................................5
        4.3    Maintenance of Accounts...........................................................5
        4.4    Vesting and Forfeiture............................................................5
        4.5    Payment. .........................................................................6
        4.6    Death.............................................................................6
        4.7    Voting of Employer Stock..........................................................6

ARTICLE 5 - ADMINISTRATION.......................................................................7
        5.1    Administrative Committee..........................................................7
        5.2    Uniform Rules.....................................................................7
        5.3    Notice of Address.................................................................7




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
        5.4    Records...........................................................................7

ARTICLE 6 - AMENDMENT AND TERMINATION............................................................8
        6.1    Amendment and Termination.........................................................8
        6.2    Reorganization of Employer........................................................8
        6.3    Protected Benefits................................................................8

ARTICLE 7 - GENERAL PROVISIONS...................................................................9
        7.1    Nonassignability..................................................................9
        7.2    Employment Rights.................................................................9
        7.3    Illegality of Particular Provision................................................9
        7.4    Applicable Laws...................................................................9






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                           FREMONT GENERAL CORPORATION
                               EXCESS BENEFIT PLAN


                                   ARTICLE 1.



ESTABLISHMENT AND PURPOSE

        1.1 Establishment of Plan. FREMONT GENERAL CORPORATION (the "Company") adopted the FREMONT GENERAL CORPORATION EXCESS BENEFIT PLAN (the "Plan"), effective January 1, 1990, for eligible employees of the Company and selected subsidiaries. The Company now wishes to restate the Plan in its entirety, effective as of January 1, 1995. The Plan is intended to be exempt from Title 1 of the Employee Retirement Income Security Act of 1974, as amended, and is intended to be maintained as an "excess benefit plan."

        1.2 Purpose of Plan. It is the purpose of this Plan to provide eligible employees with benefits in excess of the limitations on contributions imposed by
Section 415 of the Code with respect to qualified plans maintained by the Company.

        1.3 Application of Plan. The terms of this Plan are applicable to eligible employees employed by the Company on or after January 1, 1990, with respect to their Compensation and service on and after that date.



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                                   ARTICLE 2.



DEFINITIONS

        2.1 Definitions. Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless a different meaning is required by the context in which the word is used, and when the defined meaning is intended, the term is capitalized:

               (a) "Account" shall mean the Account or Accounts that the Committee shall maintain for a Participant under this Plan.

               (b) "Administrative Committee" shall mean the committee with authority to administer the Plan as provided under Paragraph 5.1.

               (c) "Affiliate" shall mean any corporation which is controlled by or under common control with the Company within the meaning of Section 414 of the Code.

               (d) "Beneficiary" shall mean, with respect to a Participant, the beneficiary specified under the ESOP to receive benefits in the event of the Participant's death.

               (e) "Board of Directors" shall mean the Board of Directors of the Company.

               (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (g) "Compensation" shall mean all of a Participant's Code Section 3401(a) [W-2] wages; wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Compensation shall include only that compensation which is actually paid to the Participant during the Plan Year. Notwithstanding the foregoing, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includable in the gross income of the Employee under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

               (h) "Employer" shall mean the Company and any Affiliate which is designated by the Board of Directors and which approves adoption of this Plan by appropriate corporate action.

               (i) "Employer Stock" shall mean the common stock of Fremont General Corporation.

               (j) "ESOP" shall mean the FREMONT GENERAL CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN, as amended from time to time, or any successor plan.

               (k) "Investment Incentive Plan" shall mean the FREMONT GENERAL



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CORPORATION INVESTMENT INCENTIVE PLAN, as amended from time to time, or any successor plan.

               (l) "Participant" shall mean a person meeting the requirements set forth in Article 3 to participate in the Plan.

               (m) "Plan Year" shall mean the calendar year.

               (n) "Retire" and "Retirement" shall mean a Participant's termination of employment after becoming eligible for "Retirement" as defined in the ESOP.

        2.2 Gender and Name. Except when otherwise indicated by the context, any masculine terminology used herein shall also include the feminine, and the use of any term herein in the singular may also include the plural.








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                                   ARTICLE 3.

ELIGIBILITY AND PARTICIPATION

        Any employee eligible to participate in the ESOP or the Investment Incentive Plan and who, for a given plan year of the ESOP, would be ineligible to receive the maximum employer contribution under Section 4.5 of the ESOP due to the limitations imposed by Section 415 of the Code shall become a Participant in this Plan effective January 1 of such plan year.











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                                   ARTICLE 4.

BENEFITS

        4.1 Allocations. A credit shall be made as of the last day of the Plan Year to a contingent account for each Participant. The amount to be allocated shall equal the sum which would be allocated to the Account of the Participant for the plan year under Section 4.2 of the ESOP if the Participant were not subject to the limitations of Section 415 of the Code, and shall include any Special Allocation (as that term is defined in Section 1.24 of the ESOP) made under Section 4.2 of the ESOP.

        4.2 Contributions. For Participants covered under this Plan, contributions under the ESOP are allocated as of the end of the ESOP Plan Year, and only to the extent allowable under the limitations of the Code. The amounts contingently credited under Paragraph 4.1 for a Plan Year to a Participant shall be reduced by the amount actually allocated to his or her Account under the ESOP, and any remaining amount shall be credited to his or her Account under this Plan. At the end of each Plan Year, the Employer shall make a contribution in the form of either (a) Employer Stock, or (b) cash which is to be used to acquire Employer Stock to a grantor trust or similar arrangement to fund benefits hereunder in an amount which shall equal such remaining amounts allocated to Participants hereunder. The Employer shall also contribute and credit to each Participant's Account earnings on contingent allocations under Paragraph 4.1 for the Plan Year as if such contingent allocations shared in earnings at the rate and in the manner described in Paragraph 4.3.

        4.3    Maintenance of Accounts.

               (a) The Employer shall establish and maintain, in the name of each Participant, an individual Account which shall consist of all amounts credited to the Participant. Accounts are valued daily to reflect any increase or decrease in the Participant's individual Account. As of December 31st of each Plan Year the Administrative Committee shall add to the Account of each Participant, any allocation to which the Participant is entitled for such Plan Year.

               (b) The individual Account of each Participant shall represent a liability, payable when due under this Plan, out of the general assets of the Employer, or from the assets of any trust, custodial account or escrow arrangement which the Employer may establish for the purpose of assuring availability of funds sufficient to pay benefits under this Plan. The money in any such trust or Account shall at all times remain the property of the Employer, and neither this Plan nor any Participant shall have any beneficial ownership interest in the assets thereof. No property or assets of the Employer shall be pledged, encumbered, or otherwise subjected to a lien or security interest for payment of benefits hereunder. Accounting for this Plan shall be based on generally accepted accounting principles.

        4.4 Vesting and Forfeiture. All benefits under this Plan shall be contingent and forfeitable, and each Participant shall have a vested interest in any benefit under this Plan in accordance with the vesting provisions set forth in Section 5.1 of the ESOP. A person who



                                      -5-
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terminates employment with the Employer for any reason prior to becoming fully vested hereunder shall be entitled to receive his or her vested Account balance.

        4.5 Payment. Every Participant who Retires or terminates employment shall have his or her vested Account distributed to him or her in a single-sum payment. The Employer shall submit distribution requests to the Trustee or custodian of the Account at the end of each regular pay period. Within five (5) business days of receipt of the distribution request the Participant's vested Account will be terminated. The Participant's final benefit shall be established at the time his or her vested Account is terminated within this five (5) business day period without regard to any prior valuation(s). The Participant shall receive his or her final benefit distribution as soon thereafter as is administratively feasible, subject to applicable tax withholding.

        4.6 Death. The Account of a Participant who dies while employed by an Employer shall be paid in a single-sum to the Participant's Beneficiary as soon as administratively feasibly following the death of the Participant. If a Participant dies after Retirement or termination of employment, then his surviving Beneficiary shall be paid the amount in the Participant's Account in a single-sum. Distributions under this Paragraph shall be made in accordance with the provisions outlined in Paragraph 4.5 above.

        4.7 Voting of Employer Stock. A Participant may direct the Trustee as to the manner in which Employer Stock allocated to his or her Account shall be voted. Before each meeting of the Employer's shareholders, the Trustee shall deliver to each Participant a copy of any proxy solicitation materials together with a form by which the Participant may instruct the Trustee how to vote the Employer Stock allocated to the Participant's Account. The Trustee shall vote Employer Stock through proxy in accordance with instructions received from the Participants. The Trustee shall vote Employer Stock which has not been allocated to a Participant or which is held in a suspense account in accordance with the direction of the Committee, or, in the absence of a direction of the Committee, in direct proportion to the instructions to vote received from the Participants. The Trustee shall vote allocated Employer Stock for which instructions are not received from the Participants in direct proportion to the instructions to vote received from Participants.





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                                   ARTICLE 5.



ADMINISTRATION

        5.1 Administrative Committee. This Plan shall be administered by the Administrative Committee, whose members shall be the same persons who are the Plan Committee of the ESOP. The interpretation and construction by the Administrative Committee of any provisions of this Plan shall be final unless otherwise determined by the Board. Subject to the Board, the Administrative Committee is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to make all other determinations necessary for its administration, including but not limited to calculating amounts allocable to Participants, maintaining and adjusting accounts, and delegating responsibility for performance of administrative functions of the Plan to such officers of the Employer, including Participants, as the Administrative Committee shall in its discretion deem appropriate.

        5.2 Uniform Rules. In administering the Plan, the Administrative Committee will apply uniform rules to all Participants similarly situated.

        5.3 Notice of Address. Any payment to a Participant or Beneficiary, at the last known post office address submitted to the Employer, shall constitute a complete acquittance and discharge of the Employer and any director or officer with respect thereto. Neither the Employer nor any director or officer shall have any duty or obligation to search for or ascertain the whereabouts of any Participant or his or her Beneficiary.

        5.4 Records. The records of the Administrative Committee with respect to the Plan shall be conclusive on all Participants, all Beneficiaries, and all other persons whomsoever.







                                      -7-
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                                   ARTICLE 6.



AMENDMENT AND TERMINATION

        6.1 Amendment and Termination. The Company reserves the right to amend, modify, or terminate the Plan at any time by action of its Board, provided that no amendment shall reduce the dollar amount credited to a Participant's Account and any such termination or amendment shall apply uniformly to all Participants. The Administrative Committee in its discretion may amend the Plan if it finds that such amendment does not significantly increase or decrease benefits or costs.

        6.2 Reorganization of Employer. In the event of a merger or consolidation of the Employer, or the transfer of substantially all of the assets of the Employer to another corporation, such continuing, resulting or transferee corporation shall have the right to continue and carry on the Plan and to assume all liabilities of the Employer hereunder without obtaining the consent of any Participant or Beneficiary. If such successor shall assume the liabilities of the Employer hereunder, then the Employer shall be relieved of all such liability, and no Participant or Beneficiary shall have the right to assert any claim against the Employer for benefits under or in connection with this Plan.

        6.3 Protected Benefits. If the Plan is terminated or amended so as to prevent further earnings adjustments, or if liabilities accrued hereunder up to the date of an event specified in Paragraph 6.2 are not assumed by the successor to the Employer, then the amount credited to the Account of each Participant, or Beneficiary (whether or not vested) shall be paid to such Participant or Beneficiary in a single-sum on the last day of the second month following the month in which the amendment or termination occurs.





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                                   ARTICLE 7.



GENERAL PROVISIONS

        7.1 NONASSIGNABILITY. BENEFITS UNDER THE PLAN ARE NOT IN ANY WAY SUBJECT TO THE DEBTS OR OTHER OBLIGATIONS OF THE PERSONS ENTITLED THERETO AND MAY NOT VOLUNTARILY OR INVOLUNTARILY BE SOLD, TRANSFERRED, OR ASSIGNED. ANY VOLUNTARY ATTEMPT TO SELL, ANTICIPATE, ASSIGN, OR ENCUMBER BENEFITS UNDER THIS PLAN SHALL OPERATE TO CANCEL THE BENEFIT OR THE BALANCE OF A PARTICIPANT'S ACCOUNT AS OF THE DATE OF SUCH ATTEMPT AND TO RELIEVE THE EMPLOYER FROM ANY FUTURE LIABILITY TO PAY OR DISTRIBUTE ANY BENEFIT WITH RESPECT TO SUCH CANCELED AMOUNT.

        7.2 EMPLOYMENT RIGHTS. THE ESTABLISHMENT OF THE PLAN SHALL NOT BE CONSTRUED AS CONFERRING ANY LEGAL RIGHTS UPON ANY PARTICIPANT OR ANY OTHER PERSON FOR A CONTINUATION OF EMPLOYMENT, NOR SHALL IT INTERFERE WITH THE RIGHTS OF THE EMPLOYER TO DISCHARGE ANY PERSON OR TREAT HIM WITHOUT REGARD TO THE EFFECT WHICH SUCH TREATMENT MIGHT HAVE UPON HIM UNDER THIS PLAN.

        7.3 ILLEGALITY OF PARTICULAR PROVISION. IF ANY PARTICULAR PROVISION OF THIS PLAN SHALL BE FOUND TO BE ILLEGAL OR UNENFORCEABLE, SUCH PROVISION SHALL NOT AFFECT ANY OTHER PROVISION, BUT THE PLAN SHALL BE CONSTRUED IN ALL RESPECTS AS IF SUCH INVALID PROVISION WERE OMITTED.

        7.4 APPLICABLE LAWS. THE PLAN SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF CALIFORNIA.



        IN WITNESS WHEREOF, FREMONT GENERAL CORPORATION HAS CAUSED THIS
INSTRUMENT TO BE EXECUTED BY ITS DULY AUTHORIZED OFFICERS ON           , 1996,
EFFECTIVE AS OF JANUARY 1, 1997.



                                  FREMONT GENERAL CORPORATION,
                                  A NEVADA CORPORATION


                                  BY :
                                      -----------------------------------------


APPROVED AS TO FORM



ATTORNEY FOR EMPLOYER

                                 FIRST AMENDMENT
                                     TO THE
                           FREMONT GENERAL CORPORATION
                               EXCESS BENEFIT PLAN


        Effective January 1, 1998, the Fremont General Corporation Excess Benefit Plan, (the "Excess Benefit Plan") originally effective January 1, 1990 and last restated, in its entirety, effective January 1, 1995, is amended as follows:

        Paragraph (g) of Section 2.1 of the Supplemental Plan is hereby amended in its entirety to read as follows:

                "(g) Compensation means all of an Employee's W-2 wages as defined in Section 3401(a) of the Code for the purposes of income tax withholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Section 3401(a)(2) of the Code). Notwithstanding the foregoing, Compensation shall not include FICA paid by the Employer with respect to nonqualified deferred compensation or retirement plans, Rideshare payments, relocation payments, Excess/SRP distributions, amounts realized from the exercise of nonqualified stock options or when restricted stock held by an employee is no longer subject to substantial risk of forfeiture, meals, moving expense payments, fringe car payments, referral awards, parking, recognition awards and nonperformance based bonuses including holiday bonuses, hiring bonuses and travel incentive bonuses. Compensation shall include only that Compensation which is actually paid to, or accrued on behalf of, a Participant during the Plan Year, Compensation shall also include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includeable in the gross income of the Participant under Sections 125, 402(e)(3), 402(h) or 403(b) of the Code."





DATED:  DECEMBER 21, 1998

                                    FREMONT GENERAL CORPORATION



                                    BY
                                      -----------------------------------------